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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 16, 2001
                                                          -------------



                                 Expedia, Inc.
           -----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                  Washington
           -----------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                                   000-27429
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                           (Commission File Number)


                                  91-1996083
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                       (IRS Employer Identification No.)


                       13810 SE Eastgate Way, Suite 400
                              Bellevue, WA 98005
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code:  (425) 564-7200
                                                           --------------

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

On July 16, 2001, Expedia, Inc. issued a press release announcing that Expedia, Microsoft Corporation and USA Networks Inc. have signed an agreement by which USA will acquire up to 37.5 million shares of Expedia common stock.

Item 7.  Exhibits.  The following items are attached as exhibits hereto:

Exhibit 99.1  Press release of Expedia dated July 16, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           EXPEDIA, INC.


                           /s/    Gregory S. Stanger
                           -----------------------------------------------------
                           Name:  Gregory S. Stanger
                           Title: Sr. Vice President and Chief Financial Officer


Dated: July 19, 2001

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